Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)  ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

CELLU TISSUE HOLDINGS, INC.
(Exact name of obligor as specified in its charter)

Delaware	06-1346495
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

CELLU TISSUE CORPORATION – NATURAL DAM
(Exact name of obligor as specified in its charter)

Delaware	06-1509114
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

CELLU TISSUE CORPORATION - NEENAH
(Exact name of obligor as specified in its charter)

Delaware	42-1546132
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

CELLU TISSUE LLC
(Exact name of obligor as specified in its charter)

Delaware	06-1346495
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

COASTAL PAPER COMPANY
(Exact name of obligor as specified in its charter)

Virginia	64-0802646
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

INTERLAKE ACQUISITION CORPORATION LIMITED
(Exact name of obligor as specified in its charter)

Delaware	89-9190623
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

MENOMINEE ACQUISITION CORPORATION
(Exact name of obligor as specified in its charter)

Delaware	06-1509682
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

VAN PAPER COMPANY
(Exact name of obligor as specified in its charter)

Mississippi	64-0804218
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

VAN TIMBER COMPANY
(Exact name of obligor as specified in its charter)

Mississippi	64-0842085
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3442 Francis Road Suite 220 Alpharetta, Georgia	30004
(Address of principal executive offices)	Zip code)

9 3/4 % Senior Secured Exchange Notes due 2010
(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the Trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	2 Rector Street, New York, N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York	33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York10005

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.  (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4.                                       A copy of the existing By-laws of the Trustee.  (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6.                                       The consent of the Trustee required by Section 321(b) of the Act.  (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

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7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of August, 2004.

THE BANK OF NEW YORK

By:	/S/	ROBERT A. MASSIMILLO
	Name:	ROBERT A. MASSIMILLO
	Title:	VICE PRESIDENT

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